EXHIBIT 10.7
Irrevocable Proxy

The undersigned holder (the "Holder") of 3,132,932 shares of common stock (the "Shares") of Pharma-Bio Serv, Inc., a Delaware corporation (the "Company"), solely in its capacity as a holder of securities of the Company, hereby irrevocably appoints Elizabeth Plaza, as the sole and exclusive attorney and proxy of the Holder, with full power of substitution and resubstitution, to vote and exercise all voting, consent and similar rights with respect to all of the Holder's Shares, until the Expiration Date (as defined below), on the terms and conditions specified below.  Upon the Holder's execution of this Irrevocable Proxy, any and all prior proxies given by the Holder with respect to any of the Holder's Shares are hereby revoked and the Holder agrees not to grant any subsequent proxies with respect to any of the Holder's Shares until after the Expiration Date.

This Irrevocable Proxy is irrevocable, is coupled with an interest sufficient in law to support an irrevocable power made for the benefit of third parties.

The term of this Irrevocable Proxy shall commence on the date (the "Certification Date") the Company obtains a National Minority Supplier Development Council Minority-Controlled Certification with respect to 2009 ("Certification") and shall terminate on the "Expiration Date".  As used herein, the term "Expiration Date" shall mean the first anniversary date of the Certification Date unless the Certification expires sooner in which event the Expiration Date shall be the date the Certification expires.

The attorney and proxy named above is hereby authorized and empowered by the Holder, at any time prior to the Expiration Date, to act as the Holder's attorney and proxy to vote the Holder's Shares, and to exercise all voting, consent and similar rights of the Holder with respect to the Holder's Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special or adjourned meeting of stockholders of the Company and in every written consent in lieu of such meeting.

Any obligation hereunder of the Holder shall be binding upon the successors and assigns of the Holder.  This Irrevocable Proxy shall terminate, and be of no further force or effect, automatically upon the Expiration Date.

IN WITNESS WHEREOF, the undersigned Holder has caused this Irrevocable Proxy to be executed as of July 15, 2009.

Holder:

Name: Venturetek LP

By:	/s/ David Selengut
	Name:	David Selengut
	Title:	Managing Member Taurus Max LLC, GP